COMPENSATION AGREEMENT
                                       FOR
                               ANTHONY J. GUMBINER
                          WITH HALLWOOD PETROLEUM, INC.


     This Compensation Agreement ("Agreement"), is made and entered into as of August 1, 1994 by and between Hallwood Petroleum, Inc. ("HPI"), and Anthony J. Gumbiner ("Gumbiner").


                                    RECITALS

     HPI, through its affiliates, is actively engaged in oil and gas activities in the countries of Indonesia, Azerbaijan and Peru and may become actively involved in similar activities in other countries.

     Gumbiner is the Chairman of the Board of HPI and the parties have agreed that his duties in such office shall be those described in this Agreement and shall be performed outside the United States and the United Kingdom.

     HPI and Gumbiner wish to promote their mutual best interests by establishing rights and obligations with respect to Gumbiner's employment relationship with HPI and they desire to set forth in writing their mutual understanding and agreement with respect to the conditions, covenants and agreements regarding the employment of Gumbiner by HPI.

     HPI and Gumbiner previously entered into an agreement dated as of April 1, 1992, which incorrectly reflected the terms of their relationship.

                                    AGREEMENT

     In consideration of the mutual benefits to be derived from this Agreement and the covenants and agreements set forth herein, the receipt and sufficiency of which are acknowledged by the execution and delivery hereof, the parties agree as follows:

     1. Engagement. HPI agrees to compensate Gumbiner for his activities outside of the United States and Gumbiner agrees to perform these activities outside of the United States upon the terms and conditions set forth in this Agreement.

     2. Duties of Gumbiner. Gumbiner's duties and obligations hereunder shall include: (a) consulting with and assisting HPI in maintaining its relationships with officials in Indonesia, Azerbaijan and Peru and other countries outside the United States and the United Kingdom in which HPI or its affiliates may in the future enter into agreements with respect to oil and gas activities; (b) assisting HPI in negotiating such agreements with the governments or state oil companies of these countries as may be necessary or appropriate to implement the initial agreement HPI or its affiliates entered into in those countries; (c) assist and consult with HPI in structuring and obtaining financing for the activities of its affiliates; (d) reporting to the Boards of Directors of HPI and its affiliates (the "Boards") and any other person designated by the Boards; and (d) observing and complying with all resolutions, regulations and directions from time to time made or given by the Boards.

     3. Nondisclosure and Confidentiality. Gumbiner understands that he has developed and been exposed to, or may develop or be exposed to highly confidential information and trade secrets of HPI and its parent, subsidiaries or associated companies ("Confidential Information"), and that maintenance by HPI of its proprietary Confidential Information to the fullest extent possible is extremely important. Except as required during the performance of his duties for HPI or otherwise permitted by HPI, Gumbiner agrees never to disclose or use any Confidential Information either during or after the term of this Agreement and to take all reasonable precautions to prevent inadvertent disclosure, use or transfer of any Confidential Information.

     4.   Term.   This  Agreement shall  be effective  from August 1,  1994 (the
"Commencement Date") and shall continue in effect until terminated by either party giving to the other not less than six calendar month's notice in writing.

     5. Compensation. As compensation for services rendered by Gumbiner hereunder, HPI shall pay to Gumbiner annual compensation of Two Hundred Fifty Thousand Dollars ($250,000) payable in installments quarterly in advance on the first day of each of February, May, August and November each year beginning August 1, 1994.

     6. Expenses. HPI shall within a reasonable time after the occurrence of same, reimburse Gumbiner for reasonable, ordinary business expenses reasonably incurred by him in the performance of his duties for HPI, provided that Gumbiner shall maintain an accurate record of such expenses and shall provide HPI with evidence thereof.

     7. Termination. HPI may terminate this Agreement at any time upon the following events: (i) any act of dishonesty on the part of Gumbiner resulting or intended to result directly or indirectly in personal gain or benefit at the expense of HPI or material damage of or to property of HPI; (ii) any act of fraud, misappropriation, embezzlement or willful misconduct by Gumbiner or (iii) the willful breach or repeated, habitual neglect by Gumbiner of his duties under this Agreement to HPI. Upon such termination HPI shall pay to Gumbiner the pro-rata portion of the annual compensation to the date of termination, and he shall be entitled to no other compensation or benefits hereunder, including, without limitation, any other compensation, bonuses or commissions.

     8. Disability or Death. If as a result of illness, injury or other disability, Gumbiner shall be unable to perform his duties hereunder on a substantially full-time basis for any period of 30 days or more, HPI may at its option terminate Gumbiner's employment hereunder and shall pay to Gumbiner the pro-rata portion of annual compensation to the date of termination. If Gumbiner shall die during the term of his employment by HPI, HPI shall pay to Gumbiner's estate the pro-rata portion of annual compensation to the date of Gumbiner's death.

     9. Certain Payments. Gumbiner acknowledges that he is aware of the provision of United States law relating to prohibitions of any person representing a United States company from, directly or indirectly, giving anything of value to any foreign official to influence the foreign official in directing or agreeing to do business with the United States firm. In addition, Gumbiner acknowledges that he has read the Statement of Company Policy of the Hallwood Entities regarding payment of gifts to foreign officials that has previously been supplied to him. Gumbiner hereby undertakes to abide by such laws and policy and will not use any part of the amounts paid under this Agreement or any payments that are prohibited under such laws or policy.

     10. Relationship of the Parties. In performing his services under this Agreement, Gumbiner shall be an independent contractor and, as between HPI and Gumbiner, neither HPI nor any of its affiliates shall be responsible for withholding, collection or payment of income taxes or for other taxes of any nature on behalf of Gumbiner.

     11.  Miscellaneous.

     (a) Notices. Any notice to be given hereunder is to be given in writing by either party to the other and delivered or sent by prepaid airmail post or facsimile transmission addressed to the address shown next to each party's signature to this agreement or such other address as may be notified by one party to the other for such purposes and shall be deemed to be served in the case of airmail post three days after posting and in the case of facsimile transmission immediately upon successfully transmission.

     (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

     (c)  Governing  Law;  Venue.   This  Agreement  shall  be  governed by  and
construed in accordance with the laws of Monaco and the parties agree to submit themselves to the jurisdiction of Monaco.

     (d)  Counterparts.     This   Agreement   may  be   executed  in   multiple
counterparts, all of which shall be deemed originals, but which counterparts shall constitute one and the same instrument.

     (e) Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof. No variations, modifications or changes herein or hereof shall be binded upon any party unless set forth in a document duly executed by or on behalf of such party.

     (f) Supersedes Prior Agreement. This Agreement replaces and supersedes in its entirety the Compensation Agreement for Anthony J. Gumbiner with Hallwood Petroleum, Inc. dated as of April 1, 1992.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date above first written.

                                             HPI:

4582 South Ulster Street Parkway             HALLWOOD PETROLEUM, INC.
Suite 1700
Denver, Colorado 80237                       By:  /s/William L. Guzzetti
                                                  ------------------------
                                                  William L. Guzzetti
                                                  President


24, Avenue Princesse Grace                   GUMBINER:
Monte-Carlo MC98000
Principality of Monaco                       /s/Anthony J. Gumbiner
                                             ----------------------------
                                             ANTHONY J. GUMBINER